SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  January 12, 1999
                                                        -----------------

                            USA BIOMASS Corporation
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            (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-17594                    33-0329559
    ----------------             ------------               --------------
    (State or other              (Commission                (IRS Employer
    Jurisdiction of              File Number)               Identification
    Incorporation)                                               No.)

              52300 Enterprise Way, Coachella, CA         92236
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            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code  (760)398-9520
                                                          -------------

                          AMCOR Capital Corporation
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        (Former name or former address, if changed since last report)


Item 8.  Change in Fiscal Year

On January 12, 1999, the Company's Board of Directors by unanimous written consent determined to change the Company's fiscal year end from August 31 to December 31, commencing with the calendar year/fiscal year ended December 31, 1998. The report covering the four months' transition period will be filed with the Securities and Exchange Commission for the transition period ended December 31, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date  January 27, 1999                    USA BIOMASS Corporation
      ----------------                    -----------------------
                                               (Registrant)

                                          /s/Eugene W. Tidgewell
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                                          Eugene W. Tidgewell
                                          Chief Financial Officer